SCHWAB STRATEGIC TRUST
Schwab® Ariel ESG ETF
(the fund)
Supplement dated February 27, 2023 to the fund’s currently effective
Statement of Additional Information (SAI).

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.
Revised Appendix - Subadviser Proxy Voting Policy
The Appendix titled “Subadviser Proxy Voting Policy” in the fund’s SAI is deleted and replaced in its entirety with the attached Appendix.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG120465SAI3-00 (02/23)
00284442

APPENDIX – SUBADVISER PROXY VOTING POLICY
ARIEL INVESTMENTS, LLC
PROXY VOTING POLICIES AND PROCEDURES
December 2022
I.
Introduction

Ariel Investments, LLC (“Ariel”), as a federally registered investment adviser, has a fiduciary obligation to act solely in the best interest of its clients. Clients may authorize Ariel to vote proxies for those client securities over which Ariel has investment discretion. Ariel recognizes its fiduciary obligation to vote clients’ proxies in their best interests.
II.
Proxy Voting Decisions

Ariel votes proxies on behalf of each client who delegates proxy voting authority to Ariel. The scope of Ariel’s responsibilities with respect to voting proxies is ordinarily determined by Ariel’s contracts with its clients and applicable law. A client may delegate proxy voting authority to Ariel, retain proxy voting powers, give particular proxy voting instructions to Ariel, or have a third-party fiduciary vote proxies. If a client has not authorized Ariel to vote its proxies, these Proxy Voting Policies and Procedures will not apply to that client’s account.
Ariel’s proxy voting guidelines for its investment strategies are detailed in its Proxy Voting Guidelines, attached as Exhibit A (the “Guidelines). Ariel may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal will be performed in the context of the Guidelines, giving appropriate consideration to the relevant facts and circumstances at the time of a vote. Consequently, Ariel reserves the right to depart from the Guidelines in order to avoid voting decisions that Ariel believes may be contrary to the best interests of its clients.
Some clients who delegate proxy voting authority to Ariel may give Ariel specific proxy voting instructions that could be contrary to Ariel’s Guidelines. As a result, Ariel could vote differently for those clients than it votes for other clients in the same strategy.
Ariel has retained Institutional Shareholder Services, Inc. (“ISS”), a third-party proxy voting service, for the purpose of receiving, cataloging, voting (based upon Ariel’s direction) and reporting proxies as well as to obtain its proxy research. Ariel’s reliance on ISS’s proxy voting recommendations for its proxy voting decisions differs for its domestic strategies versus its international and global strategies, as summarized below and detailed in Section V.B and Exhibit A:
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For Ariel’s domestic strategies, Ariel does not rely on ISS’s proxy voting recommendations to make its proxy voting decisions. However, Ariel may rely on ISS’s proxy voting recommendations with respect to certain proxies subject to a conflict of interest as detailed below.
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For Ariel’s international and global strategies, Ariel generally votes in accordance with ISS’s recommendations. The Portfolio Manager for Ariel’s international and global strategies (“International/Global PM”) may determine to vote a proxy differently than ISS’s recommendations based on information provided by the international and global strategies team and/or ESG team when deemed to be in the best interests of Ariel’s clients. The international and global strategies team periodically samples the ISS recommendations and research, including but not limited to ESG-related matters, for specific proxies vis-à-vis information for the same proxies obtained separate from ISS to ascertain whether to continue to generally vote in accordance with ISS’s recommendations.
The Chief Compliance Officer monitors proxy voting decisions to ensure that these procedures are being followed. Personnel from the Operations Department ensure that the proxies are voted and that voting is done prior to the voting deadline.
Ariel generally will not vote its clients’ proxies in the following circumstances:
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For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process, or if an Ariel client chooses to invest its cash in a money market fund).
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In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.
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For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
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In those international markets where share blocking applies due to liquidity constraints. 1
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In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian can timely re-register the shares.
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In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.
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If a client’s custodian is unable to retrieve and deliver ballots to Ariel’s proxy voting service (ISS).

1 To vote proxies in share blocking countries, clients are restricted from selling their shares until the meeting has taken place. Ariel believes that maintaining investment flexibility generally outweighs the benefit of voting limited by share blocking.

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In those international markets which will not accept split ballots from the omnibus account of a custodian.
Ariel may be required to vote shares in securities of various regulated industry entities (e.g., U.S. banking) in conformance with conditions specified by the industry’s regulator (e.g., the Federal Reserve Board of Governors). Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting some or all shares.
III.
Proxy Voting Process

Proxy ballots are sent directly to ISS from the custodian for those accounts for which Ariel has proxy voting authority. For such accounts, when Ariel receives new account paperwork for an investment advisory client, Ariel’s Operations Department contacts the client’s custodian to arrange for proxies to be sent, and verifies that the proxies are being sent, to ISS. ISS in turn ensures that ballots for each account are received.
The Operations Department monitors upcoming proxy meetings using ProxyExchange, ISS’s online proxy voting system. The Operations Department’s processing differs for Ariel’s domestic strategies versus international and global strategies.
Domestic Strategies Processing: When an upcoming meeting is listed on ProxyExchange, the Operations Department:
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Prepares a memorandum identifying pertinent details of the company, meeting and proposals. Accompanying the memorandum is a copy of the company’s annual report on SEC Form 10-K, the proxy statement, and ISS research and voting recommendations. 2
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Notifies the analyst who covers the company, the head of environmental, social and governance analysis (“ESG”), the Director of Research Operations and Ariel’s Chief Compliance Officer (“CCO”) about the upcoming proxy.
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Provides the memorandum to the CCO to indicate the results of the conflict of interest check.
The CCO then delivers the memorandum to the analyst, the head of ESG and the Director of Research Operations who indicate their proxy voting decision on the memorandum. The analyst and the Director of Research Operations return the memorandum to the CCO who determines the need to hold a Domestic Proxy Resolution Committee meeting, as appropriate (see Section IV herein for a description of this Committee). When the voting decision is deemed final, the CCO will forward the memorandum to the Operations Department to process the vote.
International and Global Strategies Processing: Ariel has directed ISS to vote all international and global strategies securities (including U.S. securities) in accordance with ISS’s recommendations. ISS has automated these client accounts to vote each company’s proxy in accordance with these recommendations. If new information is filed pertaining to a company’s proxy and ISS changes its voting recommendation for a proposal, ISS will update Ariel’s clients’ votes for that proposal to reflect its updated recommendation. In the event the Portfolio Manager for Ariel’s international and global strategies (“International/Global PM”), determines to vote a proxy differently than ISS, the International/Global PM will notify the Operations Department immediately in writing. After receipt of this notification, the Operations Department:
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Prepares a memorandum identifying pertinent details of the company, meeting and proposals as well as the vote requested by the International/Global PM. Accompanying the memorandum is a copy of the company’s annual report on SEC Form 10-K (for SEC filing companies), the proxy statement, and ISS research and voting recommendations. The written direction from the International/Global PM to vote differently than ISS will also be supplied.
In instances where ISS does not provide a recommendation for a security in these strategies, the Operations Department:
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Immediately notifies the Director of Research for the international and global strategies and prepares a memorandum identifying pertinent details of the company, meeting and proposals. Accompanying the memorandum is a copy of the company’s annual report on SEC Form 10-K (for SEC filing companies), the proxy statement, and Glass Lewis or other proxy voting services’ research and voting recommendations.
Next, the Operations Department notifies the CCO and the International/Global Proxy Resolution Committee about the upcoming proxy and provides the memorandum to the CCO so that the CCO can indicate the results of the conflict of interest check. The CCO then delivers the memorandum to the International/Global Proxy Resolution Committee for its consideration. The International/Global Proxy Resolution Committee meets to consider whether voting differently than ISS’s recommendation is in the best interest of Ariel’s clients and not the result of a conflict in those instances where a conflict has been identified. When the voting decision is deemed final, the CCO will forward the memorandum to the Operations Department to process the vote.
The Operations Department, upon receipt of each memorandum and prior to the voting deadline, will vote the proxies using ProxyExchange. A second Operations Department staff member reviews ProxyExchange to validate that the votes were cast properly.
ISS reconciles upcoming proxy meetings between the client accounts listed on ProxyExchange for which ISS has received proxy ballots and a list of Ariel’s client accounts that held the company as of the record date as supplied to ISS via a daily feed from Ariel’s books of record, Eagle. For

2 ISS provides two types of voting recommendations. One set of recommendations is based upon ISS’s review and analysis (hereinafter referred to as “ISS’s recommendation”) and the other set of recommendations is referred to as its Taft-Hartley policy and is based upon the AFL-CIO Proxy Voting Guidelines.

any account for which ISS has yet to receive a ballot, ISS contacts the custodian prior to the voting deadline in a best effort attempt to obtain the ballot so Ariel can vote on behalf of its client. ISS reconciles its client account list against the account list provided by the Operations Department.
IV.
Proxy Resolution Committees

The Proxy Resolution Committees are charged with determining whether proxy voting decisions are in the best interest of clients.
Ariel’s Domestic Proxy Resolution Committee consists of the following members:
1.
Voting members are the domestic strategies Senior Research Team members, which includes the head of ESG; and
2.
Non-voting members consist of the CCO and the Committee’s Secretary.
Ariel’s International/Global Proxy Resolution Committee consists of the following members:
1.
Voting members are the international and global equities strategies’ Research Team members, Head Trader and Analyst and Global Trader, and the Director of Research Operations for Ariel’s domestic strategies; and
2.
The same non-voting members listed above.
These Committees make their respective decisions at Committee meetings which require, at minimum, four voting members to be present. The Committees’ decisions must be approved by at least a majority of the present voting members. The Committees’ minutes will document the decisions as well as the reasoning for such decisions. The Domestic Committee will meet annually to review these procedures and as necessary in situations identified in Sections III above and V below. The International/Global Committee will meet annually to review these procedures and as necessary in situations identified in Section III above.
V.
Material Conflicts of Interest

A.
Ariel Investments, LLC

Ariel has adopted a Code of Ethics, Insider Trading Policy, and other compliance policies and procedures to preserve the independence of its investment advice to its clients. Nonetheless, from time to time, a proxy proposal may involve an apparent material conflict between the interests of Ariel’s clients and the interests of Ariel or any affiliated person of Ariel. In reviewing proxy issues to identify any potential material conflicts between Ariel’s interests and those of its clients, Ariel will consider:
1.
Whether there are any existing or prospective business or personal (including familial) relationships between Ariel or its employees and the officers or directors of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of its clients; or
2.
Whether the shareholder proposing a resolution on a proxy of a company whose securities are held in client accounts is also a client, or prospect, of Ariel.
Compliance will seek to identify actual or potential conflicts pertaining to its client portfolio holdings’ proxies in the following circumstances: (1) after notification of an upcoming proxy vote for each proxy for those holdings in the domestic strategies and (2) after notification that the International/Global PM recommends voting differently than ISS for those holdings in the international and global strategies. Compliance identifies actual or potential conflicts by contacting each of the following departments: Institutional Marketing and Client Services; Fund Administration; Finance; Trading and Investments. A conflict can arise in one of two ways:
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With respect to all proxy proposals pertaining to a portfolio holding, such as where a portfolio holding company is also an existing or prospective Ariel client; or
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With respect to a specific shareholder’s proxy proposal, such as where a proposing shareholder is an Ariel client or prospect.
For Ariel’s domestic strategies, if Compliance determines that a potential material conflict of interest exists, Compliance will notify the applicable analyst, the head of ESG, and the Director of Research Operations about the existence of the conflict. For each proxy proposal for those holdings in the domestic strategies that is subject to a conflict, Ariel’s analyst, the head of ESG and the Director of Research Operations generally will recommend a vote in accordance with ISS’s recommendation. If the analyst, head of ESG, and the Director of Research Operations recommend voting contrary to ISS’s recommendation for a proxy proposal, then those proxy proposals will be referred to the Domestic Proxy Resolution Committee, which is charged with determining whether the analyst’s, head of ESG’s, and Director of Research Operation’s decision regarding proxy voting is based on the best interests of Ariel’s clients and is not the product of a conflict. Proxy votes consistent with Exhibit A, “General Proxy Voting Guidelines,” are presumed to be consistent with the best interests of clients but are still subject to review and approval by the Committee.
For Ariel’s international and global strategies, Compliance will notify the International/Global Proxy Resolution Committee, which is charged with determining whether the International/Global PM’s decision regarding proxy voting is based on the best interests of Ariel’s clients and is not the product of a conflict.

B.
Institutional Shareholder Services, Inc.

As part of the domestic strategies’ proxy voting process, Ariel’s domestic analysts, head of ESG, and the Director of Research Operations:
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Review ISS’s proxy voting recommendations and analyses for each company; and
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Generally use ISS’s proxy voting recommendations as Ariel’s votes for those clients’ proxies in situations wherein a potential material conflict of interest exists, as described above in Section V.A.
The Director of Research Operations and head of ESG participate in ISS’s annual proxy voting policy survey to provide feedback for the next year’s proxy voting season and then reviews ISS’s annual policy updates to confirm that team’s decision to continue reviewing and utilizing ISS’s recommendations in its process.
For the international and global strategies proxy voting process, Ariel’s International/Global PM generally relies on ISS to vote each company’s proxy in accordance with ISS’s recommendations. The International/Global PM may determine to vote a proxy differently than ISS’s recommendations based on information provided by the international and global strategies team and/or ESG team when deemed to be in the best interests of Ariel’s clients. The International/Global PM participates in ISS’s annual proxy voting policy survey to provide feedback for the next year’s proxy voting season and then reviews ISS’s annual policy updates, including but not limited to ESG-related matters, to confirm the appropriateness of generally voting in accordance with ISS’s recommendations. Additionally, the International/Global strategies team periodically samples the ISS recommendations and research for specific proxies vis-à-vis information for the same proxies obtained separate from ISS to ascertain whether to continue to generally vote in accordance with ISS’s recommendations.
Ariel is aware that potential conflicts of interest may exist between ISS’s proxy advisory service, which provides proxy analyses and voting recommendations to institutional investors, and ISS Corporate Solutions, Inc (ICS), a wholly owned-subsidiary of ISS, which serves the corporate issuer community by providing products and services to enable issuers to understand and implement corporate governance best practices. ISS is aware of the potential conflicts of interest that may exist between ISS proxy advisory services and ICS and has taken various steps to neutralize these potential conflicts and provides Ariel with a copy of its policies, procedures and practices regarding potential conflicts of interest.
Ariel is also aware that potential conflicts of interest may exist between ISS and Deutsche Börse AG (“DB”) which owns an approximate 80% stake in ISS and Genstar Capital (“Genstar”), a private equity company which owns the balance. ISS has adopted a “Deutsche Börse Policy” and “Genstar Policy” which, among other things, provides that DB and Genstar Persons may not participate in the formulation, development and application of ISS voting policies, and will not have access to any data relating to ISS clients. Additionally, ISS provides disclosure of relationships DB and Genstar may have with any company it may own or control and which may become publicly traded.
Ariel identifies and addresses ISS’s conflicts that arise on an ongoing basis by requiring ISS to update Ariel of any relevant changes to ISS’s business or conflict procedures. In addition, Ariel takes reasonable steps to ensure that ISS can make its proxy voting recommendations and provide vote analysis in an impartial manner and in the best interests of Ariel’s clients. Such steps include, but are not limited to, reviewing ISS’s conflict procedures and the effectiveness of their implementation and evaluating ISS’s relationships with companies for which Ariel votes proxies if ISS makes such information available. How often Ariel engages in such a review is at the discretion of the CCO. Any conflicts of interest will be reviewed and disclosed by the CCO to the relevant parties as part of the proxy voting process outlined above.
VI.
Disclosures to Clients

Proxy information will be provided to clients in accordance with their agreement with Ariel or upon request. Upon a client’s request for information, Ariel will furnish to the requesting client (a) a copy of these Proxy Voting Policies and Procedures, including the guidelines in Exhibit A, or (b) information about how Ariel voted with respect to such client’s securities. Except as otherwise directed by a client or required by law, Ariel will maintain the confidentiality of how it plans to vote or has voted proxies relating to such client’s securities.
Ariel will disclose to its clients, in its written disclosure statement on Part 2 of Form ADV or elsewhere (as deemed necessary or appropriate):
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How clients may obtain information from Ariel about how Ariel voted with respect to their securities; and
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A summary of Ariel’s proxy voting policies and procedures as well as how a client may request a copy of these Proxy Voting Policies and Procedures (Exhibit B).
The Board of Trustees of the Ariel Investment Trust will have the responsibility of reviewing proxy voting matters for the Trust, including how Ariel is voting proxies for the Trust.
Ariel Investment Trust will file Form N-PX on a timely basis with the SEC. Fund Administration, in conjunction with Operations and Legal, is responsible for making this filing.
VII.
Books and Records Relating to Proxies

In connection with voting proxies and these Proxy Voting Policies and Procedures, Ariel maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:
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Ariel’s policies and procedures relating to voting proxies;

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A copy of each proxy statement that Ariel receives regarding clients’ securities, provided that Ariel may rely on (a) a third party to make and retain, on Ariel’s behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;
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A record of each vote cast by Ariel on behalf of clients, provided that Ariel may rely on a third party to make and retain, on Ariel’s behalf, pursuant to a written undertaking, records of votes cast;
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Copies of any documents created by Ariel that were material to deciding on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and
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A record of each written client request for proxy voting information and a copy of any written response by Ariel to any written or oral client request for information on how Ariel voted proxies on behalf of the requesting client.
Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record.
VIII.
General Proxy Voting Guidelines

Attached to these Proxy Voting Policies and Procedures is Exhibit A, “General Proxy Voting Guidelines,” which describe Ariel’s general proxy voting guidelines. These guidelines are not intended to address every proxy proposal that may arise, and Ariel reserves the right to depart from these guidelines when Ariel believes that it is in its clients’ best interests to do so. The Director of Research Operations will document the reason for any vote deviating from the stated guidelines.
IX.
Amendments

These Proxy Policies and Procedures are subject to change as necessary to remain current with applicable rules and regulations and Ariel’s internal policies and procedures.

EXHIBIT A
ARIEL INVESTMENTS, LLC (“ARIEL”)
GENERAL PROXY VOTING GUIDELINES
I.
Ariel’s Domestic Strategies

As part of our domestic strategies’ investment process we place significant emphasis on a company’s management, Board and activities. We view proxy voting as an extension of our core research and engagement efforts. As such, we integrate material environmental, social, and governance (“ESG”) issues into our proxy voting decisions consistent with our fiduciary obligation to clients. We look for companies with high quality management, as represented by their industry experience, managerial track records, and their management of material environmental, social and governance (“ESG”) issues. Furthermore, we strive to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. Accordingly, it is generally Ariel’s policy to give considerable weight to the recommendation of a company’s management on any issue, including but not limited to instances where the Ariel team is engaged in direct dialogue with management.
For those proxy votes in which potential material conflicts of interest exist, it is generally our policy to vote in accordance with ISS’s recommendations.
Most votes presented to a company’s shareholders are proposals made by the company’s management, which have been approved and recommended by the company’s board of directors. Most of these proposals are routine in nature and generally do not change the structure, management, control or operation of the company and are consistent with customary industry standards and practices as well as applicable law. Examples of routine proposals include uncontested election of directors and selection of independent auditors.
Non-routine proposals are analyzed on an individual basis by the Ariel analyst who follows the company in question and the head of ESG. Below is a summary of the guidelines that generally guide this decision-making.
Governance Guidelines:
1.
Approval and/or Amendments to Executive Compensation. We recognize the need for companies to have flexibility in the way they compensate executives and to utilize a variety of tools, including options and restricted stock, to provide incentives to employees. In general, we favor equity-based compensation plans that attract and retain key employees and incentivize long-term shareholder value creation without excessive cost or dilution. However, we reserve the right to evaluate individual plans on a case-by-case basis.
2.
Golden Parachutes. Because most golden parachutes give executives such extreme compensation in exchange for a change in corporate control with no regard for either performance or shareholders’ return, we are generally opposed to any proposal for this type of compensation.
3.
Mergers/Reorganizations. We strongly believe shareholders have an absolute right to vote on mergers and reorganizations. We review each of these instances on a case-by-case basis to determine whether to support or reject such a proposal. Decisions are based on our view of the best long-term prospects for the company and whether the restructuring/merger is consistent with that long-term performance. Moreover, the terms and provisions of the merger/restructuring must be fair to existing shareholders.
4.
Poison Pills. In general, we oppose poison pills.
5.
Withholding Board Authority. In general, we do not vote to withhold Board Authority to engage in a particular action. However, in rare instances we may do so if we are concerned that actions of senior management and the Board will fail to enhance shareholder value.
Environmental Guidelines:
6.
Environmental Disclosure. Proactive management of environmental issues is increasingly important for the long-term financial performance of a company. These issues can include but are not limited to climate change, water and waste management, and ecological impacts. In general, we support proposals calling for increased disclosure of environmental policies and practices. However, we evaluate proposals on a case-by-case basis to determine whether to support such a proposal.
Social Guidelines:
7.
Corporate Citizenship. We believe that strong community relations and business ethics build long-term value for shareholders. On a case-by-case basis, we review proposals that encourage corporate responsibility and citizenship.
8.
Diversity and Inclusion. Research demonstrates organizations that cultivate diversity are more likely to attract top talent, foster innovation, stimulate creative thinking and problem solving—all leading to better outcomes. In general, we support proposals calling for proactive diversity practices and increased disclosure. However, we evaluate proposals on a case-by-case basis to determine whether to support such a proposal.
9.
Board Diversity. U.S. businesses must compete to attract customers and talent in an increasingly diverse country. We believe companies best suited to navigate complex challenges of the 21st century have leaders from diverse backgrounds on their Boards, including African Americans, Latinx, Indigenous peoples, and other underrepresented minorities. We generally vote against nominating committee chairs of boards that lack racial/ethnic minority directors. We also generally vote against nominating committee chairs of boards that lack female directors. Recognizing board refreshment takes time, we evaluate a company’s commitment to improving board diversity on a case-by-case basis to inform our voting decision.
10.
Equal Employment Opportunity. We believe individuals from all backgrounds deserve equal consideration for employment opportunities. In general, we support proposals calling for the adoption or implementation of the MacBride Principles.
II.
Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations. The International/Global PM may determine to vote a proxy differently than ISS’s recommendations based on information provided by the international and global strategies team and/or ESG team when deemed to be in the best interests of Ariel’s clients. The international and global strategies team periodically samples the ISS recommendations and research, including but not limited to ESG-related matters, for specific proxies vis-à-vis information for the same proxies obtained separate from ISS to ascertain whether to continue to generally vote in accordance with ISS’s recommendations.

EXHIBIT B
Summary of Ariel Investments, LLC’s Proxy Policies and Procedures
In accordance with applicable regulations and law, Ariel Investments, LLC (“Ariel”), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel on behalf of each client who delegates proxy voting authority to Ariel and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third-party fiduciary vote proxies. Some clients who delegate proxy voting authority to Ariel may give Ariel specific proxy voting instructions that could be contrary to Ariel’s Guidelines and thus, Ariel could vote differently for those clients than it votes for other clients in the same strategy.
Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.
Ariel’s Domestic Strategies
As part of our domestic strategies’ investment process, Ariel places significant emphasis on a company’s management, its Board and its activities. We view proxy voting as an extension of our core research and engagement efforts. As such, we integrate material environmental, social, and governance (“ESG”) issues into our proxy voting decisions consistent with our fiduciary obligation to clients. Ariel looks for companies with high quality management, as represented by their industry experience, and their management of material environmental, social and governance (“ESG”) issues. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. Accordingly, it is generally Ariel’s policy to give considerable weight to the recommendation of a company’s management on any issue, including but not limited to instances where the Ariel team is engaged in direct dialogue with management.
Ariel has established general guidelines for voting clients’ proxies. While these generally guide Ariel’s decision-making, all issues are analyzed by the Ariel analyst who follows the company, the head of ESG, as well as Ariel’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within Ariel’s general proxy voting guidelines. In such cases, Ariel will document its reasoning.
If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is Ariel’s policy to generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”). If, in a conflict situation, Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and is not the product of a conflict.
Ariel’s International and Global Strategies
With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations. The International/Global PM may determine to vote a proxy differently than ISS’s recommendations based on information provided by the international and global strategies team and/or ESG team when deemed to be in the best interests of Ariel’s clients. The international and global strategies team periodically samples the ISS recommendations and research, including but not limited to ESG-related matters, for specific proxies vis-à-vis information for the same proxies obtained separate from ISS to ascertain whether to continue to generally vote in accordance with ISS’s recommendations. If Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and not the result of a conflict in those instances where a conflict has been identified.
Voting Limitations
Ariel generally will not vote its clients’ proxies in the following circumstances:
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For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process, or if an Ariel client chooses to invest its cash in a money market fund).
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In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.
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For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.
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In those international markets where share blocking applies due to liquidity constraints.
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In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian can timely re-register the shares.
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In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.
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If a client’s custodian is unable to retrieve and deliver ballots to Ariel’s proxy voting service (ISS).
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In those international markets which will not accept split ballots from the omnibus account of a custodian.

Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting shares.
For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to Ariel Investments, LLC at 200 East Randolph Street, Suite 2900, Chicago, IL 60601.